UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 30, 2012

Mesa Energy Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-149338	98-0506246
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

5220 Spring Valley Road
Suite 615
Dallas, TX 75254

(Address of principal executive offices, including zip code)

(972) 490-9595

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Mesa Energy Holdings, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K filed earlier today solely to include the Exhibit 99.2 press release dated and published today, November 30, 2012. No other changes have been made to this Current Report.

Item 8.01	Other Events.

As previously reported, on November 14, 2012, Armada Oil, Inc. (“Armada”), Mesa Energy Holdings, Inc. (“Mesa”) and Mesa Energy, Inc., a Nevada corporation and a wholly owned subsidiary of Mesa (“MEI”) constituting substantially all of the assets of Mesa, entered into an asset purchase agreement and plan of reorganization (the “Acquisition Agreement”), pursuant to which Armada will purchase from Mesa 100% of the issued and outstanding shares of MEI (the “Acquisition”). Immediately prior to the completion of the Acquisition, Mesa will assign to MEI, and MEI will assume, all of the other assets and liabilities of Mesa (the “Assignment and Assumption”). Upon completion of the Acquisition, MEI and its subsidiaries will become directly or indirectly wholly owned subsidiaries of Armada, and Mesa will file a certificate of dissolution with the State of Delaware to liquidate and dissolve, and its corporate existence will then cease.

Mesa and Armada have prepared a Proposed Business Combination Overview, which they intend to distribute to certain of their respective security holders and other persons and to post on their respective internet sites. A copy of the Proposed Business Combination Overview is filed with this Report as Exhibit 99.1

Additional Information and Where to Find It

Mesa and Armada have filed with the U. S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, which has not yet become effective, covering securities to be issued in the transaction, containing a preliminary prospectus of Armada and proxy statement of Mesa. It is expected that Mesa shareholders will receive a definitive proxy statement in connection with the solicitation of written consents to the proposed transaction. A copy of the definitive Acquisition Agreement has been filed by Mesa with its Current Report on Form 8-K filed with the SEC on November 20, 2012, and will be filed along with the prospectus/proxy statement. Mesa stockholders are urged to read the definitive prospectus/proxy statement and related documents Mesa may file when they become available because they will contain important information. When these documents are filed, they will be available for free at the SEC’s website, www.sec.gov. Additional information on how to obtain these documents from Mesa will be made available to stockholders in the definitive prospectus/proxy statement. Such documents are not currently available.

Identity of the Participants in the Proposed Solicitation

The proposed consent solicitation will be made by Mesa. Mesa, its directors and its executive officers may be deemed to be participants in the solicitation of consents from Mesa’s stockholders in connection with the transactions that will be proposed to such stockholders. Information about the directors and executive officers of Mesa and their ownership of Mesa and Armada stock, and their respective direct or indirect interests in the proposed transactions, is included in the Registration Statement on Form S-4 and preliminary proxy statement filed with the SEC and will be included in the definitive prospectus/proxy statement when it becomes available.

Forward-Looking Statements

This Report and its exhibit contain forward-looking statements, including with respect to the negotiation, implementation and effects of a proposed business combination between Mesa and Armada that may result from the non-binding term sheet. Those statements and statements made in this release that are not historical in nature, including those related to future synergies, competitive advantages and profitability, constitute forward-looking statements. Forward-looking statements can be identified by the use of words such as “expects,” “projects,” “plans,” “will,” “may,” “anticipates,” believes,” “should,” “intends,” “estimates,” and other words of similar meaning. These statements are based on current plans, estimates and projections, and, therefore, you should not place undue reliance on them. These statements are subject to risks and uncertainties that cannot be predicted or quantified, and Mesa’s or Armada’s actual results may differ materially from those expressed or implied by such forward-looking statements. These statements are subject to the risks and uncertainties, including: difficulties, delays or unexpected costs with respect to, or the inability to consummate, the proposed business combination and other transactions referred to in this Report and its exhibit, risks associated with the inherent uncertainty of Mesa’s and Armada’s future financial results, Mesa’s or Armada’s ability to locate and acquire suitable interests in oil and gas properties on terms acceptable to them and to integrate and successfully exploit any resulting acquisitions, the availability and pricing of additional capital to finance their respective operations and leasehold acquisitions, their respective ability to build and maintain successful operations infrastructures, the intensity of competition, changes and volatility in energy prices, general economic conditions and the other risk factors described in the documents we file with the SEC. All forward-looking statements included in this Report and its exhibit are made as of the date of this Report, and neither Mesa nor Armada assumes any obligation to update any such forward-looking statements.

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No Offer or Solicitation to Sell

This Report and its exhibit shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Proposed Business Combination Overview dated November 30, 2012
99.2	Press Release dated November 30, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Energy Holdings, Inc.

Date: November 30, 2012	By:	/s/ Randy M. Griffin
		Name:	Randy M. Griffin
		Title:	Chief Executive Officer

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